1996 SHARE INCENTIVE PLAN


                                       OF


                          GROVE REAL ESTATE ASSET TRUST


                              GROVE OPERATING, L.P.


                                       AND


                              PROPERTY PARTNERSHIPS

                            1996 SHARE INCENTIVE PLAN
                                       OF
                          GROVE REAL ESTATE ASSET TRUST
                              GROVE OPERATING, L.P.
                                       AND
                              PROPERTY PARTNERSHIPS


                                TABLE OF CONTENTS


                                                                     Page


         SECTION 1.    PURPOSES..........................................1

         SECTION 2.    DEFINITIONS; RULES OF CONSTRUCTION................1

         SECTION 3.    ELIGIBILITY.......................................7

         SECTION 4.    AWARDS............................................7

         SECTION 5.    COMMON SHARES AVAILABLE UNDER PLAN...............12

         SECTION 6.    AWARD AGREEMENTS.................................16

         SECTION 7.    ADJUSTMENTS; CHANGE IN CONTROL; ACQUISITIONS.....18

         SECTION 8.    ADMINISTRATION...................................21

         SECTION 9.    NON-EMPLOYEE TRUST MANAGER OPTIONS...............23

         SECTION 10.  AMENDMENT AND TERMINATION OF PLAN.................25

         SECTION 11.  MISCELLANEOUS.....................................25

                            1996 SHARE INCENTIVE PLAN
                                       OF
                          GROVE REAL ESTATE ASSET TRUST
                              GROVE OPERATING, L.P.
                                       AND
                              PROPERTY PARTNERSHIPS


         Grove Real Estate Asset Trust, a Maryland real estate investment trust, (the "Company"), Grove Operating, L.P., a Delaware limited partnership, (the "Operating Partnership") and each of the Property Partnerships (defined below) have adopted the 1996 Share Incentive Plan (the "Plan"), effective March __, 1997, for the benefit of their eligible employees and the Trust Managers (defined below).

                                   0. PURPOSES

                   The purposes of this Plan are as follows:

                 ( ) To provide an additional incentive for Trust Managers and key employees to further the growth, development and financial success of the Company, the Operating Partnership and the Property Partnerships by personally benefiting through the ownership of Company shares and/or rights which recognize such growth, development and financial success.

     (a) To enable the Company, the Operating Partnership and the Property Partnerships to obtain and retain the services of Trust Managers and key employees considered essential to the long-range success of the Company, the Operating Partnership and the Property Partnerships by offering them an opportunity to own shares of the Company and/or rights which will reflect such growth, development and financial success.

                      1. DEFINITIONS; RULES OF CONSTRUCTION

     ( ) Defined Terms. The terms defined in this Section shall have the following meanings for purposes of this --------------- Plan:

"Aquiror" shall have the meaning set forth in Section 7(c)(1).

"Award" shall mean an award granted pursuant to Section 4 or Section 9.

"Award Agreement" shall mean an agreement described in Section 6, setting forth the terms and conditions of an Award granted to a Participant.

"Beneficiary" shall mean a person or persons (including a trust or trusts) validly designated by a Participant or, in the absence of a valid designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death.

"Board of Trust Managers" or "Board" shall mean the Board of Trust Managers of the Company.



"Change of Control" shall have the meaning set forth in Section 7(c).

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Committee" shall mean the Committee described in Section 8.

"Common Shares" shall mean the Company's common shares of beneficial interest, $0.01 par value per share.

"Common Units" shall mean units representing ownership interests in the Operating Partnership.

"Company" shall mean Grove Real Estate Asset Trust, a Maryland real estate investment trust.

"Company Charter" shall mean the Third Amended and Restated Declaration of Trust of the Company, as amended from time to time.

"Company Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any entity which is then a Company Subsidiary.

"Company Subsidiary" shall mean any corporation, partnership or other entity (other than the Company) in an unbroken chain beginning with the Company if all of them (including the Company) in the aggregate, other than the last one in the unbroken chain, then own shares or other interests possessing 50 percent or more of the total combined economic interests or the total combined voting power of all classes of shares or other interests in each of the others (other than the Company) in such chain; provided, however, that "Company Subsidiary" shall not include the Operating Partnership, or any Operating Partnership Subsidiary, the Property Partnership or any Property Partnership Subsidiary.

"Continuing Trust Manager" shall have the meaning set forth in Section 7(c)(2).

"Employee" shall mean any Company Employee, Operating Partnership Employee or Property Partnership Employee.

"Employer"  shall  mean  the  Company,  a  Company  Subsidiary,   the  Operating
Partnership, an Operating Partnership Subsidiary, a Property Partnership and/or a Property Partnership Subsidiary, as appropriate to the context.

"EPS" shall mean earnings per Common Share on a fully diluted basis.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Executive Officer" shall mean an executive officer as defined in Rule 3b-7 under the Exchange Act, provided that, if the Board has designated the executive officers of the Company for purposes of reporting under the Exchange Act, the designation shall be conclusive for purposes of this Plan.

"Fair Market Value" shall mean the average of the closing prices of the Common Shares for the five trading days immediately preceding the applicable date as reported on the composite tape of American Stock Exchange issues (or, if the security is not so listed, the principal national stock exchange on which the security is then listed or, if the security is not listed on any national stock exchange, such other reporting system as shall be selected by the Committee). The Committee shall determine the Fair Market Value of any security that is not publicly traded using criteria as it shall determine, in its sole discretion, to be appropriate for the valuation.

"FFO" shall mean net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

"For Cause" shall mean (i) (x) the continued failure by the Participant to substantially perform his or her duties with an Employer (other than any such failure resulting from his or her incapacity due to physical or mental illness), or (y) the engaging by the Participant in conduct which is materially injurious to an Employer, monetarily or otherwise, in either case as determined by the Committee, or (ii) if the Participant has an employment agreement with any Employer that defines "cause," such definition.

"Incentive Share Option" shall have the meaning set forth in Section 4(a)(2).

"Insider" shall mean any person who is subject to Section 16(b) of the Exchange
 Act.

     "Net Cash Flow" shall mean cash and cash  equivalents  derived  from either
(i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

"Non-Employee Trust Manager" shall mean a member of the Board of Trust Managers who is not also an Employee.

"Non-Qualified Share Option" shall have the meaning set forth in
Section 4(a)(1).

"Operating Partnership" shall mean Grove Operating, L.P., a Delaware limited partnership.

"Operating   Partnership   Agreement"   shall  mean  the  agreement  of  limited
partnership of the Operating Partnership, as the same may be amended, modified or restated from time to time.

"Operating Partnership Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Operating Partnership or any entity which is then an Operating Partnership Subsidiary.

"Operating Partnership Optionee Purchased Shares" shall have the meaning set forth in Section 6(e)(1).

"Operating  Partnership  Purchase  Price"  shall have the  meaning  set forth in
Section 6(e)(2).

"Operating  Partnership  Purchased  Shares"  shall have the meaning set forth in
Section 6(e)(2).

"Operating Partnership Subsidiary" shall mean any corporation, partnership or other entity (other than the Operating Partnership, the Property Partnerships and the Property Partnership Subsidiaries) in an unbroken chain beginning with the Operating Partnership if all of them (including the Operating Partnership) in the aggregate, other than the last one in the unbroken chain, then own more than 50 percent of the total combined economic interests or the total combined voting power of all classes of shares or other interests in each of the others (other than the Operating Partnership).

"Option" shall mean a share option granted under Section 4(a)(1) or (2). An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Share Option or an Incentive Share Option; provided, however, that Options granted to anyone other than Company Employees shall be Non-Qualified Share Options.

"Participant" shall mean any Employee, any Officer or any Non-Employee Trust Manager who is granted an Award pursuant to this Plan that remains outstanding.

"Performance-Based Awards" shall have the meaning set forth in Section 4(b).

( ) , and "Performance Goals" shall mean any combination thereof.
-----------------

"Plan" shall mean this 1996 Share Incentive Plan of Grove Real Estate Asset Trust, Grove Operating Partnership and Property Partnerships, as amended from time to time.

"Property Partnership" shall mean any entity formed or owned by the Operating Partnership for the purpose of holding or managing real property, and which has been designated by the Board, in its sole discretion, as a participating employer under the Plan.

"Property Partnership Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of a Property Partnership or any entity which is then a Property Partnership Subsidiary.

"Property Partnership Optionee Purchased Shares" shall have the meaning set forth in Section 6(f)(1).

"Property  Partnership  Purchase  Price"  shall  have the  meaning  set forth in
Section 6(f)(2).

"Property  Partnership  Purchased  Shares"  shall have the  meaning set forth in
Section 6(f)(2).

"Property Partnership Subsidiary" shall mean any corporation, partnership, or other entity (other than a Property Partnership) in an unbroken chain beginning with a Property Partnership if all of them (including such Property Partnership) in the aggregate, other than the last one in the unbroken chain, then own more than 50 percent of the total combined economic interests or total combined voting power of all classes of stock or other interests in each of the others (other than such Property Partnership).

"QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended (to the same extent as if this Plan was subject thereto), or the applicable rules thereunder.

"Qualifying Option" shall have the meaning set forth in Section 4(b).

"Qualifying  Share  Appreciation  Right"  shall  have the  meaning  set forth in
Section 4(b).

"Restricted Shares" shall have the meaning set forth in Section 4(c).

"ROE" shall mean consolidated net income of the Company (less preferred dividends) divided by the average consolidated common shareholders' equity.

"Rule 16b-3" shall mean Rule 16b-3 under Section 16 of the Exchange Act, as amended from time to time.

"Share Appreciation Right" shall have the meaning set forth in Section 4(a)(3).

"Share-Based Awards" shall mean Awards, as described in Sections 4(a)(1) through
(4) and Section 4(c), that are payable or denominated in or have a value derived from the value of, or an exercise or conversion privilege at a price related to, Common Shares.

"Share Ownership Limit" shall mean (i) the restrictions on ownership and transfer of Common Shares provided in Article VII of the Company Charter, and
(ii) any other restrictions on ownership and transfer set forth in the Company Charter.

"Share Units" shall mean the number of units under a Share-Based Award payable solely in cash or actually paid in cash, determined by reference to the number of Common Shares by which the Share-Based Award is measured.

"Subsidiary" shall mean any Company Subsidiary, Operating Partnership Subsidiary or Property Partnership Subsidiary.

"Total Shareholder Return" shall mean, with respect to the Company or other entities (if measured on a relative basis), the (i) change in the market price of its common shares (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure including, but not limited to, stock splits and stock dividends.

"Trust Manager" shall mean a member of the Board.

                  (b) Financial and Accounting Terms. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms, including terms defined herein as Performance Goals, are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles and as derived from the audited consolidated financial statements of the Company, prepared in the ordinary course of business.

                  (c) Rules of Construction. For purposes of this Plan and the Award Agreements, unless otherwise expressly provided or the context otherwise requires, the terms defined in this Plan include the plural and the singular, and pronouns of either gender or neutral shall include, as appropriate, the other pronoun forms.

                                 2. ELIGIBILITY

                   Any one or more Awards may be granted to any Employee who is designated by the Committee to receive an Award. Non-Employee Trust Managers shall not be eligible to receive any Awards except for the Non-Qualified Share Options granted automatically without action of the Committee under the provisions of Section 9.

                                    3. AWARDS

     ( ) Type of Awards. The Committee may grant any of the following types of Awards, either singly, in tandem or in combination with other Awards:

     (0) Non-Qualified Share Options. A Non-Qualified Share Option is an Award in the form of an option to purchase Common Shares that is not intended to comply with the requirements of Code Section 422. Unless the Committee provides otherwise, and such provision is reflected in the Award Agreement, the exercise price of each Non-Qualified Share Option granted under this Plan shall be not less than the Fair Market Value of the Common Shares on the date that the Option is granted. All Non-Qualified Share Options granted at an exercise price not less than Fair Market Value on the date of grant shall be treated as Performance-Based Awards subject to the applicable restrictions of Section 4(b).

     (1) Incentive Share Options. An Incentive Share Option is an Award in the form of an option to purchase Common Shares that is intended to comply with the requirements of Code Section 422 or any successor section of the Code. The exercise price of each Incentive Share Option granted under this Plan shall be not less than the Fair Market Value of the Common Shares on the date that the Option is granted; provided, however, that the exercise price of any Incentive Share Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of shares of the Company (including for this purpose Common Units redeemable for Common Shares) shall not be less than 110% of such Fair Market Value. In addition, the Committee shall include such other terms of any Incentive Share Option as it deems necessary or desirable to qualify the Option as an incentive stock option under the provisions of Section 422 of the Code. To the extent that the aggregate "fair market value" of Common Shares with respect to which one or more Incentive Share Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Shares subject to Incentive Share Options under this Plan and shares subject to incentive share options under all other plans of the Company or of other entities referenced in Code Section 422(d)(1), the Share Options shall be treated as Non-Qualified Share Options. All Incentive Share Options granted at an exercise price not less than Fair Market Value on the date of grant shall be treated as Performance-Based Awards subject to the applicable restrictions of Section 4(b). No Incentive Share Option shall be granted to any person who is not an employee (as defined in Section 3401(c) of the Code) of the Company or a Company Subsidiary.

     (2) Share Appreciation Rights. A Share Appreciation Right is an Award in the form of a right to receive, upon surrender of the right, but without other payment, an amount based on appreciation in the value of Common Shares as of the date the Share Appreciation Right is exercised, over a base price established in the Award, payable in cash, Common Shares or such other form or combination of forms of payout, at times and upon conditions (which may include a Change of Control), as may be approved by the Committee. Unless the Committee provides otherwise, and such provision is reflected in the Award Agreement, the minimum base price of a Share Appreciation Right granted under this Plan shall be not less than the lowest of the Fair Market Value of the underlying Common Shares on the date the Share Appreciation Right is granted or, in the case of a Share
Appreciation Right related to an Option (whether already outstanding or concurrently granted), the exercise price of the related Option. All Share Appreciation Rights granted at a base price not less than Fair Market Value on the date of grant shall be treated as Performance-Based Awards subject to the applicable restrictions of Section 4(b).

     (3) Other Share-Based Awards. The Committee may from time to time grant Awards under this Plan that provide Participants with Common Shares or the right to purchase Common Shares, or provide other incentive Awards (including, but not limited to, phantom shares or units, performance shares or units, bonus shares or units, dividend equivalent units, or similar securities or rights and other awards) payable in or with a value derived from or related to the Fair Market Value of Common Shares. The Awards shall be in a form determined by the Committee, provided that the Awards shall not be inconsistent with the other express terms of this Plan. The Committee shall have the discretion to determine whether Awards under this Section 4(a)(4) to Executive Officers that are either granted or become vested, exercisable or payable based on attainment of one or more Performance Goals shall only be granted as Performance-Based Awards under
Section 4(b) and the Committee may, in its sole discretion, make Restricted Share Awards under Section 4(c), rather than as Performance-Based Awards under
Section 4(b).

                  (a) Special Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of Awards listed in Section 4(a) may be granted as awards that satisfy the requirements for "performance-based compensation" within the meaning of Code Section 162(m) ("Performance-Based Awards"), the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Company on a consolidated basis, provided that such Awards satisfy the requirements of this Section 4(b). Notwithstanding anything contained in this Section 4(b) to the contrary, any Option or Share Appreciation Right with an exercise price or a base price not less than Fair Market Value on the date of grant shall be subject only to the requirements of clauses (1) and
(3)(A) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 4(b) (with such Awards hereinafter referred to as a "Qualifying Option" or a "Qualifying Share Appreciation Right", respectively). With the exception of any Qualifying Option or Qualifying Share Appreciation Right, an Award that is intended to satisfy the requirements of this Section 4(b) shall be designated as a Performance-Based Award at the time of grant.

     (0) Eligible  Class.  The  eligible  class of persons for Awards under this
Section 4(b) shall be all Employees.

     (1)  Performance  Goals.  The  performance  goals for any Awards under this
Section 4(b) (other than Qualifying Options and Qualifying Share Appreciation Rights) shall be, on an absolute or relative basis, one or more of the
Performance   Goals.  The  specific   performance   target(s)  with  respect  to
Performance Goal(s) must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and while the performance relating to the Performance Goal(s) remains substantially uncertain.

     (2) Individual Limits. The maximum number of Common Shares or Share Units that are issuable under Options, Share Appreciation Rights or other Share-Based Awards (described under Section 4(a)(4)) that are granted as Performance-Based Awards during any calendar year to any Participant under this Plan shall not exceed 500,000 (or, in the case of awards of Restricted Shares, 250,000 Common Shares), either individually or in the aggregate, subject to adjustment as provided in Section 7. Awards that are canceled during the year shall be counted against this limit to the extent required by Code Section 162(m).

     (3) Committee Certification.  Before any Performance-Based Award under this
Section 4(b) (other than Qualifying Options and Qualifying Share Appreciation Rights) is paid, the Committee must certify in writing (by resolution or otherwise) that the applicable Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change of Control as provided in
Section 7(b).

     (4)  Terms  and  Conditions  of  Awards;  Committee  Discretion  to  Reduce
Performance Awards. The Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with the terms of this Plan and Code Section 162(m), on the payment of individual Performance-Based Awards under this Section 4(b). To the extent set forth in an Award Agreement, the Committee may reserve the right to reduce the amount payable in accordance with any standards or on any other basis (including the Committee's discretion) as the Committee may impose.

     (5) Adjustments for Material Changes. In the event of (i) a significant acquisition or disposition by the Company, (ii) a change in capitalization, a transaction or a complete or partial liquidation, or (iii) any extraordinary gain or loss or other event that is treated for accounting purposes as an extraordinary item under generally accepted accounting principles, (iv) any material change in accounting policies or practices affecting the Company and/or the Performance Goals or targets or (v) any other event that was not anticipated (or the effects of which were not anticipated) at the time the Performance Goals were established, then, to the extent any of the foregoing events (or a material effect thereof) was not anticipated at the time the targets were set, the Committee may make adjustments to the Performance Goals and/or targets, applied as of the date of the event, and based solely on objective criteria, so as to neutralize, in the Committee's judgment, the effect of the event on the applicable Performance-Based Award.

     (6) Interpretation. Except as specifically provided in this Section 4(b),the provisions of this Section 4(b) shall be interpreted and administered by the Committee in a manner consistent with the requirements for exemption of Performance-Based Awards granted to Executive Officers as "performance-based compensation" under Code Section 162(m) and regulations and other interpretations issued by the Internal Revenue Service thereunder.

     (b) Award of Restricted Shares.

       (0)       Restricted Share Awards.

         ( ) The Committee may, from time to time, in its absolute discretion:

     ( ) Select from among the Employees (including Employees who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Shares; and

     (i) Determine the purchase price, if any, and other terms and conditions (including, without limitation, in the case of awards to Operating Partnership Employees and Property Partnership Employees, the mechanism for the transfer of the Restricted Shares and payment therefor) applicable to such Restricted Shares consistent with this Plan.

     (A) The Committee shall establish the purchase price, if any, and form of payment for Restricted Shares; provided, however, that such purchase price shall be no less than the par value of the Common Shares to be purchased unless otherwise permitted by applicable state law, and, in all cases, legal consideration shall be required for each issuance of Restricted Shares.

     (B) Upon the selection of an Employee to be awarded Restricted Shares, the Committee shall instruct the Secretary of the Company to issue such Restricted Shares and may impose such conditions on the issuance of such Restricted Shares as it deems appropriate and consistent with this Plan.

     (1) Consideration. As consideration for the issuance of Restricted Shares, in addition to payment of any purchase price, the Participant shall agree, in a written Award Agreement, to remain in the employ of his Employer for a period of at least one year after the Restricted Shares are issued (or such shorter period as may be fixed in the Award Agreement or by action of the Committee following grant of the Restricted Shares). Nothing in this Plan or in any Award Agreement hereunder shall (A) confer on any Participant any right to (i) continue in the employ of any Employer, or (ii) receive severance pay from any Employer, or (B) interfere with or restrict in any way the rights of any Employer, which are hereby expressly reserved, to discharge such Participant at any time for any reason whatsoever, whether or not For Cause.

     (2) Rights as Shareholders. Upon delivery of the Restricted Shares to a Participant or, if applicable, to the escrow holder pursuant to Section 4(c)(6), such Participant shall have, unless otherwise provided by the Committee, all the rights of a shareholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Shares shall be subject to the restrictions set forth in Section 4(c)(4) and subject to any resolution of the Board or the Committee.

     (3) Restriction. All Restricted Shares issued under this Plan (including any shares received by Participants with respect to Restricted Shares as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with any Employer, Company performance and individual performance; provided however, that by action taken after the Restricted Shares are issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Shares may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Participant upon issuance, his rights in unvested Restricted Shares shall lapse upon the termination of his employment.

     (4) Repurchase of Restricted Shares. The Committee shall provide in the terms of each individual Award Agreement relating to Restricted Shares that the Company shall have the right to repurchase from a Participant the unvested Restricted Shares then subject to restrictions under the Award Agreement immediately upon a termination of his employment, at a cash price per share equal to the price paid by such Participant for such Restricted Shares, or, if acquired at no cost, to require forfeiture of such Restricted Shares; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a termination of employment not For Cause, or following a Change of Control of an Employer, or because of the holder's retirement, death or disability, or otherwise.

     (5) Escrow. In its sole discretion, the Committee may appoint the Secretary of the Company or such other escrow holder as the Committee may designate to retain physical custody of each certificate representing Restricted Shares until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     (6) Legend. In order to enforce the restrictions imposed upon Restricted Shares hereunder, the Committee may, in its discretion, cause a legend or legends to be placed on certificates representing all Restricted Shares that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

     (c) Maximum Term of Awards. No Award that contemplates exercise or conversion may be exercised or converted to any extent, and no other Award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested more than ten years after the date the Award was initially granted.

                      4. COMMON SHARES AVAILABLE UNDER PLAN

     ( ) Aggregate Share Limit. The maximum number of Common Shares that may be issued under the Plan pursuant to all Share-Based Awards (including Incentive Share Options) is 900,000, subject to adjustment as provided in this Section 5 or Section 7.

                  (a) Reissue of Shares and Share Units. Any unexercised, unconverted or undistributed portion of any expired, cancelled, terminated or forfeited Award, or any alternative form of consideration under an Award that is not paid in connection with the settlement of an Award or any portion of an Award, shall again be available for Award under Section 5(a), whether or not the Participant has received benefits of ownership (such as dividends or dividend equivalents or voting rights) during the period in which the Participant's ownership was restricted or otherwise not vested. Common Shares that are issued pursuant to Awards and subsequently reacquired by the Company pursuant to the terms and conditions of the Awards shall be available for reissuance under the Plan. If the Company withholds Common Shares pursuant to Section 5(f), the number of Common Shares that would have been deliverable with respect to an Award but that are withheld may in effect not be issued, but the aggregate number of Common Shares issuable with respect to the applicable Award shall be reduced by the number of Common Shares withheld and such Common Shares shall be available for additional Awards under this Plan.

     (b) Interpretive Issues. Additional rules for determining the number of Common Shares authorized under this Plan may be adopted by the Committee, as it deems necessary or appropriate.

                  (c) Treasury Shares; No Fractional Shares. The Common Shares which may be issued (which term includes Common Shares reissued or otherwise delivered) pursuant to an Award under this Plan may be treasury or authorized but unissued Common Shares or Common Shares acquired, subsequently or in anticipation of a transaction under this Plan, in the open market or in privately negotiated transactions to satisfy the requirements of this Plan. No fractional shares shall be issued but fractional interests may be accumulated. The Committee, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

                  (d) Consideration. The Common Shares issued under this Plan may be issued (subject to Section 11(d)) for any lawful form of consideration, the value of which equals the par value of the Common Shares or such greater or lesser value as the Committee, consistent with Sections 11(d), 4(a) and 4(c), may require.

                  (e) Purchase or Exercise Price;  Withholding.  The exercise or purchase price (if any) of the Common Shares issuable pursuant to any Award and any withholding obligation under applicable tax laws shall be paid in cash or, subject to the Committee's express authorization and the restrictions, conditions and procedures the Committee may impose, any one or combination of
(i) cash, (ii) a check payable to the order of the Company, (iii) the delivery of Common Shares having a Fair Market Value equivalent to the applicable exercise price and withholding obligation, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise, (iv) a reduction in the amount of Common Shares or other amounts otherwise issuable or payable pursuant to such Award, (v) by notice and third party payment in such manner as may be authorized by the Committee or (vi) the delivery of a promissory note, or other obligation for the future payment of money, the terms and conditions of which shall be determined (subject to Section 11(d)) by the Committee. In the case of a payment by the means described in clause (iii) or (iv) above, the Common Shares to be so delivered or offset shall be determined by reference to the Fair Market Value of the Common Shares on the date as of which the payment or offset is made.

                  (f) Cashless Exercise. The Committee may permit the exercise of the Award and payment of any applicable withholding tax in respect of an Award by delivery of written notice, subject to the Company's receipt of a third party payment in full in cash for the exercise price and the applicable withholding prior to issuance of Common Shares, in the manner and subject to the procedures as may be established by the Committee.

                  (g) Transfer of Common Shares to a Company Employee, Non-Employee Trust Manager or Other Board Member. As soon as practicable after receipt by the Company or a Company Subsidiary, pursuant to Section 5(f), of payment for the Common Shares with respect to which an Option (which, in the case of a Company Employee, was issued to and is held by such Company Employee in his capacity as a Company Employee), or portion thereof, is exercised by a Participant who is a Company Employee or a Non-Employee Trust Manager, with respect to each such exercise, the Company shall transfer to the Participant the number of Common Shares equal to:

               (0) the amount of the payment made by the Participant to the Company pursuant to Section 5(f), divided by

               (1) the exercise price per share of the Common Shares subject to the Option.

                  (h) Transfer of Shares to an Operating Partnership Employee. As soon as practicable after receipt by the Company, pursuant to Section 5(f), of payment for the Common Shares with respect to which an Option (which was issued to and is held by an Operating Partnership Employee in his capacity as an Operating Partnership Employee), or portion thereof, is exercised by a Participant who is an Operating Partnership Employee, with respect to each such exercise:

     (0) the Company shall transfer to the Participant the number of Common Shares equal to (A) the amount of the payment made by the Participant to the Company pursuant to Section 5(f) divided by (B) the Fair Market Value of a Common Share at the time of exercise (the "Operating Partnership Optionee Purchased Shares");

     (1) the Company shall sell to the Operating Partnership the number of Common Shares (the "Operating Partnership Purchased Shares") equal to the excess of (A) the amount obtained by dividing (i) the amount of the payment made by the Participant to the Company pursuant to Section 5(f) by (ii) the exercise price per share of the Common Shares subject to the Option, over (B) the Operating Partnership Optionee Purchased Shares.

                   The  price  to be paid by the  Operating  Partnership  to the
Company for the Operating Partnership Purchased Shares (the "Operating Partnership Purchase Price") shall be an amount equal to the product of (A) the number of Operating Partnership Purchased Shares multiplied by (B) the Fair Market Value of a Common Share at the time of the exercise; and

     (2) as soon as practicable after receipt of the Operating Partnership Purchased shares by the Operating Partnership, the Operating Partnership shall transfer such shares to the Participant at no additional cost, as additional compensation.

                  (i) Transfer of Shares to a Property Partnership Employee. As soon as practicable after receipt by the Company, pursuant to Section 5(f), of payment for the Common Shares with respect to which an Option (which, in the case of a Property Partnership Employee, was issued to and is held by such Property Partnership Employee in his capacity as a Property Partnership Employee), or portion thereof, is exercised by a Participant who is a Property Partnership Employee, with respect to each such exercise:

     (0) the Company shall transfer to the Participant the number of Common Shares equal to (A) the amount of the payment made by the Participant to the Company pursuant to Section 5(f) divided by (B) the Fair Market Value of a Common Share at the time of exercise (the "Property Partnership Optionee Purchased Shares");

     (1) the Company shall sell to the Property Partnership the number of Common Shares (the "Property Partnership Purchased Shares") equal to the excess of (A) the amount obtained by dividing (i) the amount of the payment made by the Participant to the Company pursuant to Section 5(f) by (ii) the exercise price per share of the Common Shares subject to the Option, over (B) the Property Partnership Optionee Purchased Shares. The price to be paid by the Property Partnership to the Company for the Property Partnership Purchased Shares (the "Property Partnership Purchase Price") shall be an amount equal to the product of (A) the number of Property Partnership Purchased Shares multiplied by (B) the Fair Market Value of a Common Share at the time of the exercise;


     (2) as soon as practicable after receipt of the Property Partnership Purchased Shares by a Property Partnership, such Property Partnership shall transfer such shares to the Participant at no additional cost, as additional compensation.

                  (j) Transfer of Payment to the Operating Partnership or a Property Partnership. As soon as practicable after receipt by the Company (i) of the amount described in Section 5(f) and, where applicable, (ii) a related
Operating Partnership Purchase Price or Property Partnership Purchase Price described in Section 5(i) or 5(f), the Company shall contribute to the Operating Partnership or the applicable Property Partnership, as the case may be, an amount of cash equal to such payment and the Operating Partnership or the applicable Property Partnership, as the case may be, shall issue an additional interest in the Operating Partnership or the applicable Property Partnership, as the case may be, on the terms set forth in the Operating Partnership Agreement or in the agreement of limited partnership of the applicable Property Partnership.

                               5. AWARD AGREEMENTS

                   Each Award under this Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth, the number of Common Shares or Share Units, as applicable, subject to the Award, and the price (if any) and term of the Award and, in the case of Performance-Based Awards, the applicable Performance Goals. The Award Agreement shall also set forth (or incorporate by reference) (i) other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan, and (ii) in the case of Share-Based Awards to Operating Partnership Employees and Property Partnership Employees, the mechanisms for the transfer of such Common Shares and payment therefor, including but not limited to the mechanisms in Section 5(h), 5(i), 5(j) and 5(k).

     ( ) Incorporated Provisions. Award Agreements shall be subject to the terms of this Plan and shall be deemed to include the following terms, unless the Committee in the Award Agreement otherwise (consistent with applicable legal considerations) provides:

     (0) Non-assignability: The Award shall not be assignable nor transferable, except (i) by will or by the laws of descent and distribution, (ii) pursuant to a QDRO or any other exception to transfer restrictions expressly permitted by the Committee and set forth in the Award Agreement (or an amendment thereto) or
(iii) in the case of Awards constituting Incentive Share Options, as permitted by the Code. The restrictions on exercise and transfer shall not be deemed to prohibit, to the extent permitted by the Committee, (a) transfers without consideration for estate and financial planning purposes, transfers to such other persons or in such other circumstances as the Committee may in the Award Agreement expressly permit. During the lifetime of a Participant, the Award shall be exercised only by such Participant or by his or her guardian or legal representative, except as expressly otherwise provided consistent with the foregoing transfer restrictions. The designation of a Beneficiary hereunder shall not constitute a transfer prohibited by the foregoing provisions.

     (1) Rights as Shareholder: Except as specifically set forth herein, a Participant shall have no rights as a holder of Common Shares with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of these securities. Except as provided in Section 7, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement provides for dividend equivalents or similar economic benefits.

     (2) Withholding: The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, and these obligations shall be paid by the Participant on or prior to the payment of the Award. In the case of an Award payable in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of an Award paid in Common Shares, a Participant shall satisfy the withholding obligation as provided in Section 5(f).

     (3) Section 83(b) Election:  No Participant may make an election under Code
Section 83(b) with respect to any Award under this Plan, unless otherwise expressly permitted by the Committee, in its sole discretion.

     (a) Other Provisions. Award Agreements may include other terms and conditions as the Committee shall approve including, but not limited to, the following:

     (0) Termination of Employment: A provision describing the treatment of an Award in the event of the retirement, disability, death or other termination of a Participant's employment with or services to an Employer, including any provisions relating to the vesting, exercisability, forfeiture or cancellation under Code Section 162(m).

     (1) Vesting; Effect of Termination; Change of Control: Any other terms consistent with the terms of this Plan as are necessary and appropriate to effect the Award to the Participant including, but not limited to, the vesting provisions, any requirements for continued employment, any other restrictions or conditions (including performance requirements) of the Award, and the method by which (consistent with Section 7) the restrictions or conditions lapse, and the effect on the Award of a Change of Control.

     (2) Replacement and Substitution: Any provisions permitting or requiring the surrender of outstanding Awards or securities held by the Participant in whole or in part in order to exercise or realize rights under or as a condition precedent to other Awards, or in exchange for the grant of new or amended Awards under similar or different terms.

     (3)  Reloading:   Any  provisions  for  successive  or  replenished  Awards
including,
but not limited to, reload Options.

     (4) Termination of Benefits: A provision that any and all unexercised Awards and all rights under this Plan of a Participant who received such Award (or his or her designated Beneficiary or legal representative) and the exercise or vesting thereof, shall be forfeited if, prior to the time of such exercise, the Participant shall (i) be employed by a competitor of, or shall be engaged in any activity in competition with, any Employer without such Employer's consent,
(ii) divulge without any Employer's consent any secret or confidential information belonging to such Employer, (iii) engage in any other activities which would constitute grounds for termination For Cause or (iv) be terminated For Cause.

     (b) Contract Rights, Forms and Signatures. Any obligation of the Company or an Employer to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and an Award Agreement. No Award shall be enforceable until the Award Agreement or a receipt has been signed by the Participant and on behalf of the Company and, in the Committee's discretion, the applicable Employer by an Executive Officer (other than the recipient) or his or her delegate or, in the case of an Award to an Insider, by the Participant and the Company, and the Committee's discretion, the applicable Employer, whose signature shall be acknowledged by a member of the Committee. By executing the Award Agreement or receipt, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board of Trust Managers or their delegates. Unless the Award Agreement otherwise expressly provides, there shall be no third party beneficiaries of the obligations of the Company or any Employer to the Participant under the Award Agreement.

                6. ADJUSTMENTS; CHANGE IN CONTROL; ACQUISITIONS.

                  ( ) Adjustments. If there shall occur any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, merger, combination, consolidation, or other reorganization or any extraordinary dividend or other extraordinary distribution in respect of the Common Shares (whether in the form of cash, Common Shares or other property), or any split-up, spin-off, extraordinary redemption, combination or exchange of outstanding Common Shares, or there shall occur any other similar transaction or event in respect of the Common Shares, or a sale of substantially all the assets of the Company as an entirety, then the Committee shall, in the manner and to the extent, if any, as it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, and taking into consideration the effect of the event on the holders of the Common Shares:

                           (0)       proportionately adjust any or all of

     ( ) the number and type of Common Shares and Share Units which thereafter may be made the subject of Awards (including the specific maximum numbers of Common Shares or Share Units set forth elsewhere in this Plan),

     (A) the number, amount and type of Common Shares, other property, Share Units or cash subject to any or all outstanding Awards,

     (B) the grant, purchase or exercise price, or conversion ratio of any or all outstanding Awards, or of the Common Shares, other property or Share Units underlying the Awards,

     (C) the securities, cash or other property deliverable upon exercise or conversion of any or all outstanding Awards,

     (D)  subject  to  Section  4(b),  the  performance   targets  or  standards
appropriate to any outstanding Performance-Based Awards,

     (E) any other terms as are affected by the event; or

     (1) subject to any applicable limitations in the case of a transaction to be accounted for as a pooling of interests under generally accepted accounting principles, provide for

     ( ) an appropriate and  proportionate  cash settlement or distribution,  or

     (A) the substitution or exchange of any or all outstanding Awards, or the cash, securities or property deliverable on exercise, conversion or vesting of the Awards. Notwithstanding the foregoing, in the case of an Incentive Share Option, no adjustment shall be made which would cause this Plan to violate Code
Section 424(a) or any successor provisions thereto, without the written consent of the Participant adversely affected thereby. The Committee may act prior to an event described in this paragraph (a) (including at the time of an Award by means of more specific provisions in the Award Agreement) if deemed necessary or appropriate to permit the Participant to realize the benefits intended to be conveyed by an Award in respect of the Common Shares in the case of an event described in paragraph (a).

                  (a) Change of Control. The Committee may, in the Award Agreement, provide for the effect of a Change of Control on an Award. Such provisions may include, but are not limited to, any one or more of the following with respect to any or all Awards: (i) the specific consequences of a Change of Control on the Awards; (ii) a reservation of the Committee's right to determine in its discretion at any time that there shall be full acceleration or no acceleration of benefits under the Awards; (iii) that only certain or limited benefits under the Awards shall be accelerated; (iv) that the Awards shall be accelerated for a limited time only; or (v) that acceleration of the Awards shall be subject to additional conditions precedent (such as a termination of employment following a Change of Control). In addition to any action required or authorized by the terms of an Award, the Committee may take any other action it deems appropriate to ensure the equitable treatment of Participants in the event of or in anticipation of a Change of Control including, but not limited to, any one or more of the following with respect to any or all Awards: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from, the Awards; (ii) the waiver of conditions on the Awards that were imposed for the benefit of the Company or any Employer, (iii) provision for the cash settlement of the Awards for their equivalent cash value, as determined by the Committee, as of the date of the Change of Control; or (iv) such other modification or adjustment to the Awards as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following the Change of Control. The Committee also may accord any Participant a right to refuse any acceleration of exercisability, vesting or benefits, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Notwithstanding the foregoing provisions of this Section 7(b) or any provision in an Award Agreement to the contrary, in no event shall the Committee be deemed to have discretion to accelerate or not accelerate or make other changes in or to any or all Awards, in respect of a transaction, if such action or inaction would be inconsistent with or would otherwise frustrate the intended accounting for a proposed transaction as a pooling of interests under generally accepted accounting principles.

     (b) Change of Control Definition. For purposes of this Plan, a "Change of Control" of the Company shall be deemed to have occurred upon the happening of any of the following events:

     (0) the acquisition or holding, other than in or as a result of a transaction approved by the Continuing Trust Managers (as defined in paragraph
(c)(2) below) of the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (an "Acquiror") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then outstanding Common Shares and other shares of the Company entitled to vote generally in the election of trust managers, but excluding for this purpose:

     ( ) any such acquisition (or holding) by any Employer, or any employee benefit plan (or related trust) of such Employer; or

     (A) any such acquisition (or holding) by any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Shares and other voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding Common Shares of the Company and of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of trust managers;

     (1) individuals who, as of the date hereof, constitute the Board (the "Continuing Trust Managers") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a trust manager subsequent to the date hereof whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a majority of the persons then comprising the Continuing Trust Managers shall be considered a Continuing Trust Manager, but excluding, for this purpose, any such individual whose initial election as a member of the Board is in connection with an actual or threatened "election contest" relating to the election of the trust managers of the Company (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

     (2) approval by the shareholders of the Company of

     ( ) a reorganization, merger or consolidation of the Company, with respect to which in each case all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Shares or voting securities of the Company immediately prior to such reorganization, merger or consolidation will not, immediately following such reorganization, merger or consolidation, beneficially own, directly and indirectly, more than 50% of, respectively, the then outstanding Common Shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such reorganization, merger or consolidation, or

     (A) a complete liquidation or dissolution of the Company, or

     (B) the sale or other disposition of all or substantially all of the assets of the Company.

                  (c) Business Acquisitions. Awards may be granted under this Plan on the terms and conditions as the Committee considers appropriate, which may differ from those otherwise required by this Plan, to the extent necessary to reflect substitution for or assumption of share incentive awards held by employees of other entities who become employees of any Employer as the result of a merger of the employing entity with, or the acquisition of the property or stock of the employing entity by, any Employer, directly or indirectly.

                               7. ADMINISTRATION.

                  ( ) Committee Authority and Structure. This Plan and all Awards granted under this Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board and made up solely of two or more Non-Employee Directors (as defined in Rule 16b-3(b)(3) under the Exchange Act and the "outside director" requirement of Code Section 162(m). The members of the Committee shall be designated by the Board. A majority of the members of the Committee (but not fewer than two) shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee.

                  (a) Selection and Grant. The Committee shall have the authority to determine the Employees (if any) to whom Awards will be granted under this Plan, the type of Award or Awards to be made, and the nature, amount, pricing, timing and other terms of Awards to be made to any one or more of these individuals, and to establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards, subject to the terms of this Plan.

                  (b) Construction and Interpretation. The Committee shall have the power to interpret and administer this Plan and Award Agreements, and to adopt, amend and rescind related rules and procedures. All questions of interpretation and determinations with respect to this Plan, the number of Common Shares, Share Appreciation Rights, or units or other Awards granted, and the terms of any Award Agreements, the adjustments required or permitted by
Section 7, and other determinations hereunder shall be made by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and any non-discretionary provisions of this Plan, the terms of this Plan shall govern.

                  (c) Express Authority (And Limitations on Authority) to Change Terms of Awards. Without limiting the Committee's authority under other provisions of this Plan (including Sections 7 and 10), but subject to any express limitations of this Plan (including under Sections 7 and 10), the Committee shall have the authority to accelerate the exercisability or vesting of an Award, to extend the term or waive early termination provisions of an Award (subject to the maximum ten-year term under Section 4(b)), to cancel, modify or waive any Employer's rights with respect to an Award or restrictive conditions of an Award (including forfeiture conditions), to modify, discontinue, suspend, or terminate any or all outstanding Awards held by Employees, with or without adjusting any holding period or other terms of the Award, in any case in such circumstances as the Committee deems appropriate. The Committee may not, however, reduce by amendment the exercise or purchase price of an outstanding Award.

                  (d) Rule 16b-3 Conditions; Bifurcation of Plan. It is the intent of the Employers that this Plan and Share-Based Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies any applicable requirements of Rule 16b-3, so that these persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 under the Exchange Act and will not be subjected to avoidable liability thereunder as to Awards intended to be entitled to the benefits of Rule 16b-3. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of this Plan or any Award Agreement intended (or required in order) to satisfy the applicable requirements of Rule 16b-3 are only applicable to Insiders and to those Awards to Insiders intended to satisfy the requirements of Rule 16b-3.

                  (e) Delegation and Reliance. The Committee may delegate to the officers or employees of any Employer the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority to grant or amend an Award or with respect to substantive decisions or functions regarding this Plan or Awards as these relate to the material terms of Performance-Based Awards to Executive Officers or to the timing, eligibility, pricing, amount or other material terms of Awards to Insiders. In making any determination or in taking or not taking any action under this Plan, the Board and the Committee may obtain and may rely upon the advice of experts, including professional advisors to the Company. No trust manager, officer, employee or agent of any Employer shall be liable for any such action or determination taken or made or omitted in good faith.

                  (f) Exculpation and Indemnity. Neither the Employers nor any member of the Board of Trust Managers or of the Committee, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any person for any action taken or not taken in good faith under this Plan or for the failure of an Award (or action in respect of an Award) to satisfy Code requirements as to incentive stock options or to realize other intended tax consequences, to qualify for exemption or relief under Rule 16b-3 or to comply with any other law, compliance with which is not required on the part of an Employer.

                     8. NON-EMPLOYEE TRUST MANAGER OPTIONS.

     ( ) Participation. Awards under this Section 9 shall be nondiscretionary, shall be made only to Non-Employee Trust Managers and shall be evidenced by Award Agreements setting forth the terms and conditions in this Section 9 and in Sections 6(a) and 6(b)(5).

                  (a) Initial Award. Upon the consummation of the transactions contemplated by the Company's Proxy Statement for a Special Meeting of Shareholders to be held on March __, 1997, there shall be granted automatically to each Non-Employee Trust Manager (without action by the Board or Committee) a Non-Qualified Share Option (the date of grant of which shall be the closing date of such transactions) to purchase 10,000 Common Shares.


                  (b)       Annual Option Grants.

     (0) Award Upon Election or Appointment. After approval of this Plan by the shareholders of the Company, if any person who has not received an initial Award pursuant to Section 9(b) and is not then an officer or employee of an Employer shall become a Trust Manager of the Company, there shall be granted automatically to such person (without any action by the Board or Committee) a Non-Qualified Share Option (the date of grant of which shall be the date such person takes office) to purchase 10,000 Common Shares.

     (1) Subsequent Annual Awards. Immediately following the annual shareholders' meeting in each year during the term of this Plan there shall be granted automatically (without any action by the Committee or the Board) to each Non-Employee Trust Manager elected by the shareholders of the Company at such meeting a Non-Qualified Share Option (the date of grant of which shall be the date of such meeting) to purchase 5,000 Common Shares.

     (2) Maximum Number of Shares. A Non-Employee Trust Manager shall not receive more than one grant of Non-Qualified Share Options under this Section 9 in any calendar year.

                  (c) Exercise Price. The exercise price per Common Share covered by each Option granted under this Section 9 shall be 100% of the Fair Market Value of the Common Shares on the date of grant. The exercise price of the Common Shares issuable pursuant to any Option granted under this Section and any withholding obligation under applicable tax laws shall be paid in cash or any one or combination of (i) cash, (ii) a check payable to the order of the Company, and (iii) the delivery of Common Shares, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise and (iv) by notice and third party payment to the Company prior to any issue of Common Shares and otherwise in accordance with all applicable legal requirements in such manner as may be authorized by the Committee for all Participants. In the case of a payment by the means described in clause (iii) above, the Common Shares to be so delivered shall be determined by reference to the Fair Market Value of the Common Shares on the date as of which the payment is made.

                  (d) Option Period and Exercisability. Each Option granted under this Section 9 and all rights or obligations thereunder shall expire ten years after the date of grant and shall be subject to earlier termination as provided below. Each Option granted under this Section 9 shall become exercisable in increments of 50% per year on each of the first two anniversaries of the date of grant.

                  (e) Termination of Trust Managers. If a Non-Employee Trust Manager's services as a member of the Board of Trust Managers terminate by reason of death, disability (the inability of the Non-Employee Trust Manager to continue to perform his or her duties of employment as determined by the Committee) or retirement, an Option granted pursuant to this Section held by such Participant shall immediately become and shall remain fully exercisable for one year after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Trust Manager's services as a member of the Board of Trust Managers terminate for any other reason, any portion of an Option granted pursuant to this Section 9 which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the stated term, whichever first occurs.

                  (f) Adjustments. Options granted under this Section 9 shall be subject to adjustment as provided in Section 7, but only to the extent that (i) such adjustment and the Committee's actions in respect thereof satisfy applicable criteria under Rule 16b-3, (ii) such adjustment in the case of a Change of Control is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Company, and (iii) such adjustment is consistent with adjustments to Options held by persons other than Executive Officers or Trust Managers of the Company.

                  (g) Acceleration Upon a Change of Control. Upon the occurrence of a Change of Control, each Option granted under this Section 9 shall become immediately exercisable in full. To the extent that any Option granted under this Section 9 is not exercised prior to (i) a dissolution of the Company or
(ii) a merger or other event that the Company does not survive, and no provision is (or consistent with the provisions of this Section 9 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

                  (h) Limitations on Amendments. The provisions of this Section 9 with respect to the amount, purchase price and timing of Options and the eligibility requirements shall not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the Code or the rules thereunder), unless such amendment would be consistent with the provisions of Rule 16b-3.

                      9. AMENDMENT AND TERMINATION OF PLAN.

                   The Board of Trust Managers may at any time amend, suspend or discontinue this Plan, without shareholder approval, except to the extent that such shareholder approval is required under applicable law. The Committee may at any time alter or amend any or all Award Agreements under this Plan in any manner that would be authorized for a new Award under this Plan including, but not limited to, any manner set forth in Section 8(d) (subject to any applicable limitations thereunder). Notwithstanding the foregoing, no such action by the Board or the Committee shall, in any manner adverse to a Participant other than as expressly permitted by the terms of an Award Agreement, affect any Award then outstanding and evidenced by an Award Agreement without the consent in writing of the Participant or a Beneficiary who has become entitled to an Award.

                                10. MISCELLANEOUS

                  ( ) Unfunded Plans. This Plan shall be unfunded. None of the Company, the Employers, the Board of Trust Managers or the Committee shall be required to segregate any assets that may at any time be represented by Awards made pursuant to this Plan. None of the Company, Employers, the Board of Trust Managers or the Committee shall be deemed to be a trustee of any amounts to be paid or securities to be issued under this Plan. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of any Employer.

                  (a)       Rights of Employees.

     (0) No Right to an Award. Status as an Employee shall not be construed as a commitment that any one or more Awards will be made under this Plan to an Employee or to Employees generally. Status as a Participant shall not entitle the Participant to any additional Award.

     (1) No Assurance of Employment. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of any Employer or constitute any contract (of employment or otherwise) or limit in any way the right of any Employer to change a person's compensation or other benefits or to terminate the employment of a person with or without cause, but, nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

                  (b) Effective Date; Duration. This Plan has been adopted by the Board of Trust Managers of the Company. This Plan shall become effective upon and shall be subject to the approval of the shareholders of the Company. Any Award granted prior to such shareholder approval of the Plan shall be conditioned on such approval and, if such approval is not obtained on or before the first anniversary of the date the Plan was adopted by the Board, such awards shall be null and void. This Plan shall remain in effect until any and all Awards under this Plan have been exercised, converted or terminated under the terms of this Plan and applicable Award Agreements. Notwithstanding the foregoing, no Award may be granted under this Plan after December 31, 2006. Any Award granted prior to such date may be amended after such date in any manner that would have been permitted prior to such date, except that no such amendment shall increase the number of shares subject to, comprising or referenced in such Award.

                  (c) Compliance with Laws. This Plan, Award Agreements, and the grant, exercise, conversion, operation and vesting of Awards, and the issuance and delivery of Common Shares and/or other securities or property or the payment of cash under this Plan, Awards or Award Agreements, are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal insider trading, registration, reporting and other securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions (and the person acquiring such securities shall, if requested by the Company, provide such evidence, assurance and representations to the Company as to compliance with any thereof) as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

     (d) Applicable Law. This Plan, Award Agreements and any related documents and matters shall be governed in accordance with the laws of the State of Maryland, except as to matters of Federal law.

                  (e) Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of any Employer, the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

                  (f) Severability. In case any provision in this Plan shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  (g) Ownership and Transfer Restrictions. Common Shares acquired pursuant to an Award shall be subject to the restrictions on ownership and transfer set forth in the Company Charter, and any additional restrictions set forth in the Award Agreement. The Committee, in its sole discretion, may impose such additional restrictions on the ownership and transferability of such Common Shares as it deems appropriate in order to preserve the qualification of the Company as a real estate investment trust, within the meaning of Code Sections 856 through 860. The Committee may require a Participant to give the Company prompt notices of any disposition of Common Shares acquired by exercise of an Incentive Stock Option before the later to occur of (1) two years after the date of grant of such Option or (2) one year after the transfer of such Common Shares to the Participant. Any such restriction or notice requirement shall be set forth in the Award Agreement and may be referred to on the Share certificate.

                  (h)       Restrictions on Awards.

     Notwithstanding anything herein to the contrary, no Award shall be payable in Common Shares and no Option shall be exercisable if, in the sole discretion of the Committee, such would be likely to result in any of the following:

     ( ) The Participant's ownership of Common Shares being in violation of the Share Ownership Limit or otherwise prohibited under the Company Charter; or

     (A) Income to the Company that could impair its status as a real estate investment trust, within the meaning of Code Sections 856 through 860.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers duly authorized on this __ day of March, 1997.



March, 1997.

                          GROVE REAL ESTATE ASSET TRUST



                           By:               /s/ JOSEPH LABROSSE
                                    Name: Joseph LaBrosse
                                    Title: Chief Financial Officer

                           GROVE OPERATING, L.P.

                           By:      GROVE REAL ESTATE ASSET TRUST,
                                    its general partner


                                    By:       /s/ JOSEPH LABROSSE
                              Name: Joseph LaBrosse
                         Title: Chief Financial Officer

                           PROPERTY PARTNERSHIPS:

                                  GROVE AVON ASSOCIATES LIMITED
                                   PARTNERSHIP

                           By:      GR-AVON, INC., its general partner

                                    By:           /s/ JOSEPH LABROSSE
                              Name: Joseph LaBrosse
                                             Title: Treasurer

                          AVONPLACE ASSOCIATES LIMITED
                                   PARTNERSHIP

                          By:      AVON WATCH HILL, INC., its general
          partner

                                   By:           /s/ JOSEPH LABROSSE
                                            Name: Joseph LaBrosse
                                            Title: Treasurer

                          GR-ENFIELD ASSOCIATES LIMITED
                                   PARTNERSHIP

                             By:      GEALP, INC., its general partner

                                      By:           /s/ JOSEPH LABROSSE
                              Name: Joseph LaBrosse
                                Title: Treasurer

                           GROVE LONGMEADOW ASSOCIATES
                               LIMITED PARTNERSHIP

                       By:      LONGMEADOW WATCH HILL, INC., its
                                general partner

                                By:           /s/ JOSEPH LABROSSE
                                         Name: Joseph LaBrosse
                                         Title: Treasurer

                       GR-PROPERTIES III LIMITED PARTNERSHIP

                       By:      GROVE INVESTMENT GROUP, INC., its
                                  general partner

                                By:           /s/ JOSEPH LABROSSE
                                         Name: Joseph LaBrosse
                                         Title: Treasurer

                         GR-WESTWYND ASSOCIATES LIMITED
                                   PARTNERSHIP

                            By:      GROVE CAYA CORPORATION, its
                             general partner

                                     By:           /s/ JOSEPH LABROSSE
                              Name: Joseph LaBrosse
                                              Title: Treasurer

                        GROVE OPPORTUNITY FUND II LIMITED
                                   PARTNERSHIP

                    By:      GOF II, INC., its general partner

                             By:           /s/ JOSEPH LABROSSE
                                      Name: Joseph LaBrosse
                                      Title: Treasurer

                    SHORELINE LONDON ASSOCIATES LIMITED
                                   PARTNERSHIP

                           By:      OCEAN REEF LONDON, INC., its general
                                    partner

                                    By:           /s/ JOSEPH LABROSSE
                              Name: Joseph LaBrosse
                                             Title: Treasurer


                           NAUTILUS PROPERTIES LIMITED
                                   PARTNERSHIP

                           By:      NPLP, INC., its general partner

                                    By:           /s/ JOSEPH LABROSSE
                              Name: Joseph LaBrosse
                                             Title: Treasurer

                       GROVE-WESTFIELD ASSOCIATES LIMITED
                                   PARTNERSHIP

                            By:      GROVE INVESTMENT GROUP, INC., its
                                     general partner

                                     By:           /s/ JOSEPH LABROSSE
                              Name: Joseph LaBrosse
                                              Title: Treasurer

                        GROVE-WEST SPRINGFIELD ASSOCIATES
                               LIMITED PARTNERSHIP

                            By:      GROVE INVESTMENT GROUP, INC., its
                                      general partner

                                     By:           /s/ JOSEPH LABROSSE
                              Name: Joseph LaBrosse
                                              Title: Treasurer

                                     FOXWOODBURG, L.P.

                            By:      FWB, INC., its general partner

                                     By:           /s/ JOSEPH LABROSSE
                              Name: Joseph LaBrosse
                                              Title: Treasurer